SUB-ITEM 77Q1(e)


                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)


         This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2006 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

         For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

         For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

         For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

         It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

         IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                    AIM COUNSELOR SERIES TRUST
                                    AIM EQUITY FUNDS AIM FUNDS
                                    GROUP AIM GROWTH SERIES AIM
                                    INVESTMENT FUNDS AIM
                                    INVESTMENT SECURITIES FUNDS
                                    AIM SECTOR FUNDS AIM STOCK
                                    FUNDS AIM TAX-EXEMPT FUNDS
                                    AIM VARIABLE INSURANCE
                                    FUNDS SHORT-TERM
                                    INVESTMENTS TRUST TAX-FREE
                                    INVESTMENTS TRUST on behalf
                                    of the Funds listed in the
                                    Exhibits to this Memorandum
                                    of Agreement

                                    By:     /s/ Robert H. Graham
                                            -----------------------------------

                                    Title:  President
                                            -----------------------------------

                                    A I M Advisors, Inc.

                                    By:     /s/ Philip A. Taylor
                                            -----------------------------------

                                    Title:  President
                                            -----------------------------------



                                                                                                              as of July 1, 2006


                                                EXHIBIT "A" - RETAIL FUNDS(1)


FUNDS WITH FISCAL YEAR END OF MARCH 31

                                                    AIM SECTOR FUNDS

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM Energy Fund
         Class A Shares                     Voluntary                1.55%               July 1, 2005              N/A(2)
         Class B Shares                     Voluntary                2.30%             August 12, 2003             N/A(2)
         Class C Shares                     Voluntary                2.30%             August 12, 2003             N/A(2)
         Investor Class Shares              Voluntary                1.55%              April 1, 2005              N/A(2)
         Institutional Class Shares         Voluntary                1.30%             January 31, 2006            N/A(2)

AIM Financial Services Fund
         Class A Shares                     Voluntary                1.30%               July 1, 2005              N/A(2)
         Class B Shares                     Voluntary                2.05%             August 12, 2003             N/A(2)
         Class C Shares                     Voluntary                2.05%              April 1, 2005              N/A(2)
         Investor Class Shares              Voluntary                1.30%              April 1, 2005              N/A(2)

AIM Leisure Fund
         Class A Shares                     Voluntary                1.40%               July 1, 2005              N/A(2)
         Class B Shares                     Voluntary                2.15%             August 12, 2003             N/A(2)
         Class C Shares                     Voluntary                2.15%              April 1, 2005              N/A(2)
         Class R Shares                     Voluntary                1.65%             October 25, 2005            N/A(2)
         Investor Class Shares              Voluntary                1.40%              April 1, 2005              N/A(2)

AIM Technology Fund
         Class A Shares                    Contractual               1.55%               July 1, 2005         June 30, 2007
         Class B Shares                    Contractual               2.30%               July 1, 2005         June 30, 2007
         Class C Shares                    Contractual               2.30%               July 1, 2005         June 30, 2007
         Investor Class Shares             Contractual               1.55%               July 1, 2005         June 30, 2007
         Institutional Class Shares        Contractual               1.30%               July 1, 2005         June 30, 2007

AIM Utilities Fund
         Class A Shares                    Contractual               1.30%              April 1, 2006         June 30, 2007
         Class B Shares                    Contractual               2.05%              April 1, 2006         June 30, 2007
         Class C Shares                    Contractual               2.05%              April 1, 2006         June 30, 2007
         Investor Class Shares             Contractual               1.30%              April 1, 2006         June 30, 2007
         Institutional Class Shares        Contractual               1.05%              April 1, 2006         June 30, 2007


                                                     AIM TAX-EXEMPT FUNDS

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM High Income Municipal Fund
         Class A Shares                     Voluntary                0.65%              April 1, 2006              N/A(2)
         Class B Shares                     Voluntary                1.40%              April 1, 2006              N/A(2)
         Class C Shares                     Voluntary                1.40%              April 1, 2006              N/A(2)

See page 9 for footnotes to Exhibit A.



FUNDS WITH FISCAL YEAR END OF JULY 31

                                                AIM INVESTMENT SECURITIES FUNDS

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM Global Real Estate Fund
         Class A Shares                    Contractual               1.40%               July 1, 2005         June 30, 2007
         Class B Shares                    Contractual               2.15%              April 29, 2005        June 30, 2007
         Class C Shares                    Contractual               2.15%              April 29, 2005        June 30, 2007
         Class R Shares                    Contractual               1.65%              April 29, 2005        June 30, 2007
         Institutional Class Shares        Contractual               1.15%              April 29, 2005        June 30, 2007

AIM Short Term Bond Fund
         Class A Shares                    Contractual               0.85%               July 1, 2005         June 30, 2007
         Class C Shares                    Contractual               1.10%3            February 1, 2006       June 30, 2007
         Class R Shares                    Contractual               1.10%             August 30, 2002        June 30, 2007
         Institutional Class Shares        Contractual               0.60%             August 30, 2002        June 30, 2007

AIM Total Return Bond Fund
         Class A Shares                    Contractual               1.15%               July 1, 2005         June 30, 2007
         Class B Shares                    Contractual               1.90%               July 1, 2002         June 30, 2007
         Class C Shares                    Contractual               1.90%               July 1, 2002         June 30, 2007
         Class R Shares                    Contractual               1.40%               July 1, 2002         June 30, 2007
         Institutional Class Shares        Contractual               0.90%               July 1, 2002         June 30, 2007

AIM Total Return Bond Fund
         Class A Shares                     Voluntary                1.00%               July 1, 2002              N/A(2)
         Class B Shares                     Voluntary                1.75%               July 1, 2002              N/A(2)
         Class C Shares                     Voluntary                1.75%               July 1, 2002              N/A(2)
         Class R Shares                     Voluntary                1.25%              April 30, 2004             N/A(2)
         Institutional Class Shares         Voluntary                0.75%              April 30, 2004             N/A(2)



                                                        AIM STOCK FUNDS

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM Dynamics Fund
         Class A Shares                    Contractual               1.90%               July 1, 2005         July 31, 2006
         Class B Shares                    Contractual               2.65%             August 12, 2003        July 31, 2006
         Class C Shares                    Contractual               2.65%             August 12, 2003        July 31, 2006
         Class R Shares                    Contractual               2.15%             October 25, 2005       July 31, 2006
         Investor Class Shares             Contractual               1.90%             August 12, 2003        July 31, 2006
         Institutional Class Shares        Contractual               1.65%             August 12, 2003        July 31, 2006

AIM Dynamics Fund
         Class A Shares                     Voluntary                1.20%               July 1, 2005              N/A(2)
         Class B Shares                     Voluntary                1.95%             August 12, 2003             N/A(2)
         Class C Shares                     Voluntary                1.95%             August 12, 2003             N/A(2)
         Class R Shares                     Voluntary                1.45%             October 25, 2005            N/A(2)
         Investor Class Shares              Voluntary                1.20%             August 12, 2003             N/A(2)
         Institutional Class Shares         Voluntary                0.95%             August 12, 2003             N/A(2)

AIM S&P 500 Index Fund
         Investor Class Shares             Contractual               0.60%              August 1, 2005        June 30, 2007
         Institutional Class Shares        Contractual               0.35%             August 12, 2003        June 30, 2007


See page 9 for footnotes to Exhibit A.


FUNDS WITH FISCAL YEAR END OF AUGUST 31

                                                AIM COUNSELOR SERIES TRUST

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM Floating Rate Fund
         Class A Shares                     Voluntary                1.50%              April 14, 2006             N/A(2)
         Class B1 Shares                    Voluntary                1.50%               May 1, 1997               N/A(2)
         Class C Shares                     Voluntary                2.00%              April 14, 2006             N/A(2)
         Class R Shares                     Voluntary                1.75%              April 14, 2006             N/A(2)
         Institutional Class Shares         Voluntary                1.25%              April 14, 2006             N/A(2)

AIM Multi-Sector Fund
         Class A Shares                    Contractual               1.90%               July 1, 2005        August 31, 2006
         Class B Shares                    Contractual               2.65%             August 12, 2003       August 31, 2006
         Class C Shares                    Contractual               2.65%             August 12, 2003       August 31, 2006
         Institutional Class Shares        Contractual               1.65%             August 12, 2003       August 31, 2006

AIM Structured Core Fund
         Class A                           Contractual               1.00%              March 31, 2006        June 30, 2007
         Class B                           Contractual               1.75%              March 31, 2006        June 30, 2007
         Class C                           Contractual               1.75%              March 31, 2006        June 30, 2007
         Class R                           Contractual               1.25%              March 31, 2006        June 30, 2007
         Institutional Class               Contractual               0.75%              March 31, 2006        June 30, 2007

AIM Structured Growth Fund
         Class A                           Contractual               1.00%              March 31, 2006        June 30, 2007
         Class B                           Contractual               1.75%              March 31, 2006        June 30, 2007
         Class C                           Contractual               1.75%              March 31, 2006        June 30, 2007
         Class R                           Contractual               1.25%              March 31, 2006        June 30, 2007
         Institutional Class               Contractual               0.75%              March 31, 2006        June 30, 2007

AIM Structured Value Fund
         Class A                           Contractual               1.00%              March 31, 2006        June 30, 2007
         Class B                           Contractual               1.75%              March 31, 2006        June 30, 2007
         Class C                           Contractual               1.75%              March 31, 2006        June 30, 2007
         Class R                           Contractual               1.25%              March 31, 2006        June 30, 2007
         Institutional Class               Contractual               0.75%              March 31, 2006        June 30, 2007


FUNDS WITH FISCAL YEAR END OF OCTOBER 31


                                                         AIM EQUITY FUNDS

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM Capital Development Fund
         Class A Shares                     Voluntary                1.55%              July 18, 2005              N/A(2)
         Class B Shares                     Voluntary                2.30%              July 18, 2005              N/A(2)
         Class C Shares                     Voluntary                2.30%              July 18, 2005              N/A(2)
         Class R Shares                     Voluntary                1.80%              July 18, 2005              N/A(2)
         Investor Class Shares              Voluntary                1.55%              July 18, 2005              N/A(2)
         Institutional Class Shares         Voluntary                1.30%              July 18, 2005              N/A(2)

AIM Diversified Dividend Fund
         Class A Shares                    Contractual               1.40%               July 1, 2005         June 30, 2007
         Class B Shares                    Contractual               2.15%               May 2, 2003          June 30, 2007
         Class C Shares                    Contractual               2.15%               May 2, 2003          June 30, 2007
         Class R Shares                    Contractual               1.65%             October 25, 2005       June 30, 2007
         Investor Class Shares             Contractual               1.40%              July 15, 2005         June 30, 2007
         Institutional Class Shares        Contractual               1.15%             October 25, 2005       June 30, 2007

See page 9 for footnotes to Exhibit A.


                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM Diversified Dividend Fund               Voluntary                1.00%               May 2, 2003               N/A(2)
         Class A Shares                     Voluntary                1.65%               May 2, 2003               N/A(2)
         Class B Shares                     Voluntary                1.65%               May 2, 2003               N/A(2)
         Class C Shares                     Voluntary                1.25%             October 25, 2005            N/A(2)
         Class R Shares                     Voluntary                1.00%              July 15, 2005              N/A(2)
         Investor Class Shares              Voluntary                0.75%             October 25, 2005            N/A(2)
         Institutional Class Shares

AIM Large Cap Basic Value Fund
         Class A Shares                    Contractual               1.22%               July 1, 2005         June 30, 2007
         Class B Shares                    Contractual               1.97%               July 1, 2005         June 30, 2007
         Class C Shares                    Contractual               1.97%               July 1, 2005         June 30, 2007
         Class R Shares                    Contractual               1.47%               July 1, 2005         June 30, 2007
         Investor Class Shares             Contractual               1.22%               July 1, 2005         June 30, 2007
         Institutional Class Shares        Contractual               0.97%               July 1, 2005         June 30, 2007

AIM Large Cap Growth Fund
         Class A Shares                    Contractual               1.32%               July 1, 2005         June 30, 2007
         Class B Shares                    Contractual               2.07%               July 1, 2005         June 30, 2007
         Class C Shares                    Contractual               2.07%               July 1, 2005         June 30, 2007
         Class R Shares                    Contractual               1.57%               July 1, 2005         June 30, 2007
         Investor Class Shares             Contractual               1.32%               July 1, 2005         June 30, 2007
         Institutional Class Shares        Contractual               1.07%               July 1, 2005         June 30, 2007

AIM Select Basic Value Fund
         Class A Shares                     Voluntary                1.75%3            August 30, 2002             N/A(2)
         Class B Shares                     Voluntary                1.75%3            August 30, 2002             N/A(2)
         Class C Shares                     Voluntary                1.75%3            August 30, 2002             N/A(2)



                                               AIM INTERNATIONAL MUTUAL FUNDS

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM International Core Equity Fund
         Class A Shares                    Contractual               2.00%              July 1, 2005         October 31, 2006
         Class B Shares                    Contractual               2.75%             August 12, 2003       October 31, 2006
         Class C Shares                    Contractual               2.75%             August 12, 2003       October 31, 2006
         Class R Shares                    Contractual               2.25%            November 24, 2003      October 31, 2006
         Investor Class Shares             Contractual               2.00%             August 12, 2003       October 31, 2006
         Institutional Class Shares        Contractual               1.75%             April 30, 2004        October 31, 2006



                                                       AIM INVESTMENT FUNDS

                                           CONTRACTUAL/             EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION           CURRENT LIMIT              DATE
----                                        ---------              ----------           -------------           ----------
AIM China Fund
         Class A Shares                    Contractual               2.05%             March 31, 2006         June 30, 2007
         Class B Shares                    Contractual               2.80%             March 31, 2006         June 30, 2007
         Class C Shares                    Contractual               2.80%             March 31, 2006         June 30, 2007
         Institutional Class Shares        Contractual               1.80%             March 31, 2006         June 30, 2007

See page 9 for footnotes to Exhibit A.


                                             CONTRACTUAL/             EXPENSE         EFFECTIVE DATE OF         EXPIRATION
FUND                                          VOLUNTARY              LIMITATION         CURRENT LIMIT              DATE
----                                          ---------              ----------         -------------           ----------
AIM Developing Markets Fund                    Contractual               1.75%          July 1, 2005          June 30, 2007
         Class A Shares                        Contractual               2.50%          July 1, 2002          June 30, 2007
         Class B Shares                        Contractual               2.50%          July 1, 2002          June 30, 2007
         Class C Shares                        Contractual               1.50%        October 25, 2005        June 30, 2007
         Institutional Class Shares

AIM Enhanced Short Bond Fund
         Class A Shares                        Contractual               0.85%         March 31, 2006         June 30, 2007
         Class C Shares                        Contractual              1.10%3         March 31, 2006         June 30, 2007
         Class R Shares                        Contractual               1.10%         March 31, 2006         June 30, 2007
         Institutional Class Shares            Contractual               0.60%         March 31, 2006         June 30, 2007

AIM Global Health Care Fund
         Class A Shares                         Voluntary                1.30%          July 18, 2005              N/A(2)
         Class B Shares                         Voluntary                2.05%          July 18, 2005              N/A(2)
         Class C Shares                         Voluntary                2.05%          July 18, 2005              N/A(2)
         Investor Class Shares                  Voluntary                1.30%          July 18, 2005              N/A(2)

AIM International Bond Fund
         Class A Shares                        Contractual               1.10%         March 31, 2006         June 30, 2007
         Class B Shares                        Contractual               1.85%         March 31, 2006         June 30, 2007
         Class C Shares                        Contractual               1.85%         March 31, 2006         June 30, 2007
         Institutional Class Shares            Contractual               0.85%         March 31, 2006         June 30, 2007

AIM Japan Fund
         Class A Shares                        Contractual               1.70%         March 31, 2006         June 30, 2007
         Class B Shares                        Contractual               2.45%         March 31, 2006         June 30, 2007
         Class C Shares                        Contractual               2.45%         March 31, 2006         June 30, 2007
         Institutional Class Shares            Contractual               1.45%         March 31, 2006         June 30, 2007

AIM Trimark Endeavor Fund
         Class A Shares                        Contractual               1.90%          July 1, 2005          June 30, 2007
         Class B Shares                        Contractual               2.65%         November 1, 2004       June 30, 2007
         Class C Shares                        Contractual               2.65%         November 1, 2004       June 30, 2007
         Class R Shares                        Contractual               2.15%         November 1, 2004       June 30, 2007
         Institutional Class Shares            Contractual               1.65%         November 1, 2004       June 30, 2007

AIM Trimark Fund
         Class A Shares                        Contractual               2.15%          July 1, 2005          June 30, 2007
         Class B Shares                        Contractual               2.90%        November 1, 2004        June 30, 2007
         Class C Shares                        Contractual               2.90%        November 1, 2004        June 30, 2007
         Class R Shares                        Contractual               2.40%        November 1, 2004        June 30, 2007
         Institutional Class Shares            Contractual               1.90%        November 1, 2004        June 30, 2007

AIM Trimark Small Companies Fund
         Class A Shares                        Contractual               1.50%        September 30, 2005      June 30, 2007
         Class B Shares                        Contractual               2.25%        September 30, 2005      June 30, 2007
         Class C Shares                        Contractual               2.25%        September 30, 2005      June 30, 2007
         Class R Shares                        Contractual               1.75%        September 30, 2005      June 30, 2007
         Institutional Class Shares            Contractual               1.25%        September 30, 2005      June 30, 2007

See page 9 for footnotes to Exhibit A.


FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                                        AIM FUNDS GROUP

                                             CONTRACTUAL/             EXPENSE         EFFECTIVE DATE OF         EXPIRATION
FUND                                          VOLUNTARY              LIMITATION         CURRENT LIMIT              DATE
----                                          ---------              ----------         -------------           ----------
AIM Basic Balanced Fund
         Class A Shares                         Voluntary                1.25%          July 18, 2005              N/A(2)
         Class B Shares                         Voluntary                2.00%          July 18, 2005              N/A(2)
         Class C Shares                         Voluntary                2.00%          July 18, 2005              N/A(2)
         Class R. Shares                        Voluntary                1.50%          July 18, 2005              N/A(2)
         Investor Class Shares                  Voluntary                1.25%          July 18, 2005              N/A(2)
         Institutional Class Shares             Voluntary                1.00%          July 18, 2005              N/A(2)

AIM European Small Company Fund
         Class A Shares                        Contractual               1.90%          July 1, 2005          June 30, 2007
         Class B Shares                        Contractual               2.65%           May 1, 2002          June 30, 2007
         Class C Shares                        Contractual               2.65%           May 1, 2002          June 30, 2007

AIM Global Value Fund
         Class A Shares                        Contractual               1.90%          July 1, 2005          June 30, 2007
         Class B Shares                        Contractual               2.65%           May 1, 2002          June 30, 2007
         Class C Shares                        Contractual               2.65%           May 1, 2002          June 30, 2007
         Institutional Class Shares            Contractual               1.65%           May 1, 2002          June 30, 2007

AIM International Small Company Fund
         Class A Shares
         Class B Shares                        Contractual               1.90%          July 1, 2005        December 31, 2006
         Class C Shares                        Contractual               2.65%           May 1, 2002        December 31, 2006
         Institutional Class Shares            Contractual               2.65%           May 1, 2002        December 31, 2006
                                               Contractual               1.65%           May 1, 2002        December 31, 2006
AIM Mid Cap Basic Value Fund
         Class A Shares                         Voluntary                1.70%          July 1, 2005               N/A(2)
         Class B Shares                         Voluntary                2.45%        December 31, 2001            N/A(2)
         Class C Shares                         Voluntary                2.45%        December 31, 2001            N/A(2)
         Class R Shares                         Voluntary                1.95%        December 31, 2001            N/A(2)
         Institutional Class Shares             Voluntary                1.45%        December 31, 2001            N/A(2)


                                                           AIM GROWTH SERIES

                                             CONTRACTUAL/             EXPENSE         EFFECTIVE DATE OF         EXPIRATION
FUND                                          VOLUNTARY              LIMITATION         CURRENT LIMIT              DATE
----                                          ---------              ----------         -------------           ----------
AIM Small Cap Growth Fund
         Class A Shares                        Contractual               1.90%         April 10, 2006         July 31, 2006
         Class B Shares                        Contractual               2.65%         April 10, 2006         July 31, 2006
         Class C Shares                        Contractual               2.65%         April 10, 2006         July 31, 2006
         Class R Shares                        Contractual               2.15%         April 10, 2006         July 31, 2006
         Investor Class Shares                 Contractual               1.90%         April 10, 2006         July 31, 2006
         Institutional Class Shares            Contractual               1.65%         April 10, 2006         July 31, 2006

AIM Small Cap Growth Fund
         Class A Shares                         Voluntary                1.50%         April 10, 2006              N/A(2)
         Class B Shares                         Voluntary                2.25%         April 10, 2006              N/A(2)
         Class C Shares                         Voluntary                2.25%         April 10, 2006              N/A(2)
         Class R Shares                         Voluntary                1.75%         April 10, 2006              N/A(2)
         Investor Class Shares                  Voluntary                1.50%         April 10, 2006              N/A(2)
         Institutional Class Shares             Voluntary                1.25%         April 10, 2006              N/A(2)

See page 9 for footnotes to Exhibit A.


                                             CONTRACTUAL/             EXPENSE         EFFECTIVE DATE OF         EXPIRATION
FUND                                          VOLUNTARY              LIMITATION         CURRENT LIMIT              DATE
----                                          ---------              ----------         -------------           ----------
AIM Global Equity Fund
         Class A Shares                        Contractual               1.75%          July 1, 2005          June 30, 2007
         Class B Shares                        Contractual               2.50%         August 27, 1999        June 30, 2007
         Class C Shares                        Contractual               2.50%         August 27, 1999        June 30, 2007
         Class R Shares                        Contractual               2.00%         August 27, 1999        June 30, 2007
         Institutional Class Shares            Contractual               1.50%         August 27, 1999        June 30, 2007


1     The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class
      12b-1 rate and the Class A 12b-1 rate.
2     AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.
3     The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                                               EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

AIM GROWTH SERIES

                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION(2)            CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
AIM Conservative Allocation Fund
         Class A Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.23% of average daily net
                                                              assets
         Class B Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.23% of average daily net
                                                              assets
         Class C Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.23% of average daily net
                                                              assets
         Class R Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.23% of average daily net
                                                              assets
         Institutional Class Shares         Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.23% of average daily net
                                                              assets

AIM Growth Allocation Fund
         Class A Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.21% of average daily net
                                                              assets
         Class B Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.21% of average daily net
                                                              assets
         Class C Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.21% of average daily net
                                                              assets
         Class R Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.21% of average daily net
                                                              assets
         Institutional Class Shares         Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.21% of average daily net
                                                              assets

AIM Income Allocation Fund
         Class A                            Contractual       Limit   Other   Expenses  to    January 1, 2006        June 30, 2007
                                                              0.03% of  average  daily net
                                                              assets
         Class B                            Contractual       Limit   Other   Expenses  to    January 1, 2006        June 30, 2007
                                                              0.03% of  average  daily net
                                                              assets
         Class C                            Contractual       Limit   Other   Expenses  to    January 1, 2006        June 30, 2007
                                                              0.03% of  average  daily net
                                                              assets
         Class R                            Contractual       Limit   Other   Expenses  to    January 1, 2006        June 30, 2007
                                                              0.03% of  average  daily net
                                                              assets
         Institutional Class                Contractual       Limit   Other   Expenses  to    January 1, 2006        June 30, 2007
                                                              0.03% of  average  daily net
                                                              assets

See page 12 for footnotes to Exhibit B.


                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION(2)            CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
AIM International Allocation Fund
         Class A                            Contractual       Limit   Other   Expenses  to   October 31, 2005        June 30, 2007
                                                              0.18% of  average  daily net
                                                              assets
         Class B                            Contractual       Limit   Other   Expenses  to   October 31, 2005        June 30, 2007
                                                              0.18% of  average  daily net
                                                              assets
         Class C                            Contractual       Limit   Other   Expenses  to   October 31, 2005        June 30, 2007
                                                              0.18% of  average  daily net
                                                              assets
         Class R                            Contractual       Limit   Other   Expenses  to   October 31, 2005        June 30, 2007
                                                              0.18% of  average  daily net
                                                              assets
         Institutional Class                Contractual       Limit   Other   Expenses  to   October 31, 2005        June 30, 2007
                                                              0.18% of  average  daily net
                                                              assets

AIM Moderate Allocation Fund
         Class A Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.12% of average daily net
                                                              assets
         Class B Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.12% of average daily net
                                                              assets
         Class C Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.12% of average daily net
                                                              assets
         Class R Shares                     Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.12% of average daily net
                                                              assets
         Institutional Class Shares         Contractual       Limit Other Expenses to         January 1, 2006        June 30, 2007
                                                              0.12% of average daily net
                                                              assets

AIM Moderate Growth Allocation Fund
         Class A Shares
                                            Contractual       Limit   Other   Expenses  to    April 29, 2005         June 30, 2007
                                                              0.12% of  average  daily net
         Class B Shares                                       assets
                                            Contractual       Limit   Other   Expenses  to    April 29, 2005         June 30, 2007
                                                              0.12% of  average  daily net
         Class C Shares                                       assets
                                            Contractual       Limit   Other   Expenses  to    April 29, 2005         June 30, 2007
                                                              0.12% of  average  daily net
         Class R Shares                                       assets
                                            Contractual       Limit   Other   Expenses  to    April 29, 2005         June 30, 2007
                                                              0.12% of  average  daily net
         Institutional Class Shares                           assets
                                            Contractual       Limit   Other   Expenses  to    April 29, 2005         June 30, 2007
                                                              0.12% of  average  daily net
                                                              assets

See page 12 for footnotes to Exhibit B.


                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION(2)            CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
AIM Moderately Conservative
Allocation Fund
         Class A Shares                     Contractual       Limit Other Expenses to         April 29, 2005         June 30, 2007
                                                              0.14% of average daily net
                                                              assets
         Class B Shares                     Contractual       Limit Other Expenses to         April 29, 2005         June 30, 2007
                                                              0.14% of average daily net
                                                              assets
         Class C Shares                     Contractual       Limit Other Expenses to         April 29, 2005         June 30, 2007
                                                              0.14% of average daily net
                                                              assets
         Class R Shares                     Contractual       Limit Other Expenses to         April 29, 2005         June 30, 2007
                                                              0.14% of average daily net
                                                              assets
         Institutional Class Shares         Contractual       Limit Other Expenses to         April 29, 2005         June 30, 2007
                                                              0.14% of average daily net
                                                              assets


1 Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.
2 Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.


                                        EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                                 TAX-FREE INVESTMENTS TRUST

                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION               CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
Tax-Free Cash Reserve Portfolio3
     Cash Management Class                  Contractual                  0.22%                 June 30, 2005         June 30, 2007
     Corporate Class                        Contractual                  0.22%                 June 30, 2005         June 30, 2007
     Institutional Class                    Contractual                  0.22%                 June 30, 2005         June 30, 2007
     Personal Investment Class              Contractual                  0.22%                 June 30, 2005         June 30, 2007
     Private Investment Class               Contractual                  0.22%                 June 30, 2005         June 30, 2007
     Reserve Class                          Contractual                  0.22%                 June 30, 2005         June 30, 2007
     Resource Class                         Contractual                  0.22%                 June 30, 2005         June 30, 2007



FUNDS WITH FISCAL YEAR END OF AUGUST 31

                                                  SHORT-TERM INVESTMENTS TRUST

                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION               CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
Government & Agency Portfolio
     Cash Management Class                  Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Corporate Class                        Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Institutional Class                    Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Personal Investment Class              Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Private Investment Class               Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Reserve Class                          Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Resource Class                         Contractual                  0.12%                 June 30, 2005         June 30, 2007

Government TaxAdvantage Portfolio
     Cash Management Class
     Corporate Class                        Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Institutional Class                    Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Personal Investment Class              Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Private Investment Class               Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Reserve Class                          Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Resource Class                         Contractual                  0.12%                 June 30, 2005         June 30, 2007
                                            Contractual                  0.12%                 June 30, 2005         June 30, 2007
Liquid Assets Portfolio
     Cash Management Class                  Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Corporate Class                        Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Institutional Class                    Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Personal Investment Class              Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Private Investment Class               Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Reserve Class                          Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Resource Class                         Contractual                  0.12%                 June 30, 2005         June 30, 2007

See page 14 for footnotes to Exhibit C.


                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION               CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
STIC Prime Portfolio                        Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Cash Management Class                  Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Corporate Class                        Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Institutional Class                    Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Personal Investment Class              Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Private Investment Class               Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Reserve Class                          Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Resource Class

Treasury Portfolio
     Cash Management Class                  Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Corporate Class                        Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Institutional Class                    Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Personal Investment Class              Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Private Investment Class               Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Reserve Class                          Contractual                  0.12%                 June 30, 2005         June 30, 2007
     Resource Class                         Contractual                  0.12%                 June 30, 2005         June 30, 2007


1     The expense limit shown excludes Rule 12b-1 fees.
2     The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
3     The expense limitation also excludes Trustees' fees and federal registration expenses.

                                          EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION               CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
AIM V.I. Basic Balanced Fund
     Series I Shares                        Contractual                  0.91%               July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  1.16%               July 1, 2005          April 30, 2008

AIM V.I. Basic Value Fund
     Series I Shares                        Contractual                  1.30%             January 1, 2005         April 30, 2008
     Series II Shares                       Contractual                  1.45%             January 1, 2005         April 30, 2008

AIM V.I. Capital Appreciation Fund
     Series I Shares                        Contractual                  1.30%             January 1, 2005         April 30, 2008

     Series II Shares                       Contractual                  1.45%             January 1, 2005         April 30, 2008

AIM V.I. Capital Development Fund
     Series I Shares                        Contractual                  1.30%             January 1, 2005         April 30, 2008

     Series II Shares                       Contractual                  1.45%             January 1, 2005         April 30, 2008

AIM V.I. Core Equity Fund
     Series I Shares                        Contractual                  1.30%             January 1, 2005         April 30, 2008

     Series II Shares                       Contractual                  1.45%             January 1, 2005         April 30, 2008

AIM V.I. Demographic Trends Fund
     Series I Shares                        Contractual                  1.01%               July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  1.26%               July 1, 2005          April 30, 2008

AIM V.I. Diversified Dividend Fund
     Series I Shares                        Contractual                  1.00%               May 1, 2006           April 30, 2008

     Series II Shares                       Contractual                  1.25%               May 1, 2006           April 30, 2008

AIM V.I. Diversified Income Fund
     Series I Shares                        Contractual                  0.75%               July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  1.00%               July 1, 2005          April 30, 2008

AIM V.I. Dynamics Fund
     Series I Shares                        Contractual                  1.30%               April 30, 2004         April 30, 2008

     Series II Shares                       Contractual                  1.45%               April 30, 2004         April 30, 2008

AIM V.I. Financial Services Fund
     Series I Shares                        Contractual                  1.30%               April 30, 2004         April 30, 2008

     Series II Shares                       Contractual                  1.45%               April 30, 2004         April 30, 2008

AIM V.I. Global Equity Fund
     Series I Shares                        Contractual                  1.10%                May 1, 2006           April 30, 2008

     Series II Shares                       Contractual                  1.35%                May 1, 2006           April 30, 2008

AIM V.I. Global Health Care Fund
     Series I Shares                        Contractual                  1.30%               April 30, 2004         April 30, 2008

See page 17 for footnotes to Exhibit D.


                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION               CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
     Series II Shares                       Contractual                  1.45%               April 30, 2004         April 30, 2008

AIM V.I. Government Securities Fund
     Series I Shares
                                            Contractual                  0.73%                July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  0.98%                July 1, 2005          April 30, 2008

AIM V.I. High Yield Fund
     Series I Shares                        Contractual                  0.95%                July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  1.20%               April 30, 2004         April 30, 2008

AIM V.I. International Core Equity
Fund
     Series I Shares                        Contractual                  1.10%                May 1, 2006           April 30, 2008

     Series II Shares                       Contractual                  1.35%                May 1, 2006           April 30, 2008

AIM V.I. International Growth Fund
     Series I Shares                        Contractual                  1.30%              January 1, 2005         April 30, 2008

     Series II Shares                       Contractual                  1.45%              January 1, 2005         April 30, 2008

AIM V.I. Large Cap Growth Fund
     Series I Shares                        Contractual                  1.01%                July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  1.26%                July 1, 2005          April 30, 2008

AIM V.I. Leisure Fund
     Series I Shares                        Contractual                  1.01%               April 30, 2004         April 30, 2008

     Series II Shares                       Contractual                  1.26%               April 30, 2004         April 30, 2008

AIM V.I. Mid Cap Core Equity Fund
     Series I Shares                        Contractual                  1.30%             September 10, 2001       April 30, 2008

     Series II Shares                       Contractual                  1.45%             September 10, 2001       April 30, 2008

AIM V.I. Money Market Fund
     Series I Shares                        Contractual                  1.30%              January 1, 2005         April 30, 2008

     Series II Shares                       Contractual                  1.45%              January 1, 2005         April 30, 2008

AIM V.I. Real Estate Fund1
     Series I Shares                        Contractual                  1.30%               April 30, 2004         April 30, 2008

     Series II Shares                       Contractual                  1.45%               April 30, 2004         April 30, 2008

AIM V.I. Small Cap Equity Fund
     Series I Shares                        Contractual                  1.15%                July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  1.40%                July 1, 2005          April 30, 2008

AIM V.I. Small Company Growth Fund2
     Series I Shares
                                            Contractual                  1.20%                July 1, 2005          April 30, 2008

     Series II Shares                       Contractual                  1.45%               April 30, 2004         April 30, 2008

See page 17 for footnotes to Exhibit D.


                                           CONTRACTUAL/             EXPENSE               EFFECTIVE DATE OF         EXPIRATION
FUND                                        VOLUNTARY              LIMITATION               CURRENT LIMIT              DATE
----                                        ---------              ----------               -------------           ----------
AIM V.I. Technology Fund
     Series I Shares                        Contractual                  1.30%               April 30, 2004         April 30, 2008

  Series II Shares                          Contractual                  1.45%               April 30, 2004         April 30, 2008

AIM V.I. Utilities Fund
     Series I Shares                        Contractual                  0.93%              September 23, 2005      April 30, 2008

     Series II Shares                       Contractual                  1.18%              September 23, 2005      April 30, 2008

1 AIM V.I. Real Estate Fund is scheduled to change its name to AIM V.I. Global Real Estate Fund on July 3, 2006.
2 AIM V.I.  Small Company  Growth Fund is scheduled to change its name to AIM V.I. Small Cap Growth Fund on July 3,
  2006.